Exhibit 99.2

Disclaimer This investor presentation (the “presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debtor other financial instruments of dMY Technology Group, Inc. (“dMY”) or Rush Street Interactive, LP (“RSI”) or any of their respective affiliates. The presentation has been prepared to assist parties in making their own evaluation with respect to the proposed transactions (the “Business Combination”) contemplated by the Business Combination Agreement, by and among dMY, RSI and the other parties thereto (the “Business Combination Agreement”) and for no other purpose. It is not intended to form the basis of any investment decision or any other decisions with respect of the Business Combination. No Representation or Warranty No representation or warranty, express or implied, is or will be given by dMY or RSI or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Business Combination, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. This presentation does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to dMY, and does not constitute investment, tax or legal advice. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. dMY and RSI disclaim any duty to update the information contained in this presentation. This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM© or ® symbols, but dMY and RSI will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Forward-looking statements This presentation contains “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the estimated future financial performance, financial position and financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, the level of redemption by dMY’s public stockholders and purchase price adjustments in connection with the Business Combination, the timing of the completion of the Business Combination, the anticipated pro forma enterprise value and projected revenue of the combined company following the Business Combination, anticipated ownership percentages of the combined company's stockholders following the potential transaction, and the business strategy, plans and objectives of management for future operations, including as they relate to the potential Business Combination. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this presentation, words such as “pro forma,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When dMY discusses its strategies or plans, including as they relate to the Business Combination, it is making projections, forecasts and forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, dMY’s management. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of dMY’s and RSI's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) dMY’s ability to complete the Business Combination or, if dMY does not complete the Business Combination, any other initial business combination; (2) satisfaction or waiver (if applicable) of the conditions to the Business Combination, including with respect to the approval of the stockholders of dMY; (3) the ability to maintain the listing of the combined company's securities on the New York Stock Exchange or another exchange; (4) the risk that the Business Combination disrupts current plans and operations of dMY or RSI as a result of the announcement and consummation of the transaction described herein; (5) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the Business Combination; (7) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the Business Combination, including but not limited to, applicable gaming laws and regulations; (8) the possibility that RSI and dMY may be adversely affected by other economic, business, and/or competitive factors, such as the COVID-19 pandemic; (9) the outcome of any legal proceedings that may be instituted against dMY, RSI or any of their respective directors or officers following the announcement of the Business Combination; (10) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; and (11) other risks and uncertainties indicated from time to time in the preliminary proxy statement of dMY related to the Business Combination, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by dMY. You are cautioned not to place undue reliance upon any forward-looking statements. Forward-looking statements included in this presentation speak only as of the date of this presentation. Neither dMY nor RSI undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date hereof. Additional risks and uncertainties are identified and discussed in dMY’s reports filed with the SEC.

Disclaimer (cont’d) No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Use of Projections This presentation contains financial forecasts. Neither dMY’s nor RSI's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of dMY’s or RSI's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of dMY, RSI or the combined company after the Business Combination or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data In this presentation, dMY and RSI rely on and refer to information and statistics regarding market participants in the sectors in which RSI competes and other industry data. dMY and RSI obtained this information and statistics from third-party sources, including reports by market research firms and company filings. Being in receipt of the presentation you agree you may be restricted from dealing in (or encouraging others to deal in) price sensitive securities. Financial Information The financial information contained in this presentation has been taken from or prepared based on the historical financial statements of RSI for the periods presented. An audit of these financial statements is in process and will be incorporated in the proxy statement relating to the Business Combination. Non-GAAP Financial Matters This presentation includes certain non-GAAP financial measures, including EBITDA and EBITDA Margin. These financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may be different from non-GAAP financial measures used by other companies. dMY and RSI believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed and “Reconciliation of Non-GAAP Measures” on slide 36 of the Appendix for a description of these non-GAAP financial measures and reconciliations of such non-GAAP financial measures to the most comparable GAAP amounts. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Additional Information dMY intends to file with the SEC a preliminary proxy statement in connection with the Business Combination and, when available, will mail a definitive proxy statement and other relevant documents to its stockholders. The definitive proxy statement will contain important information about the Business Combination and the other matters to be voted upon at a meeting of stockholders to be held to approve the Business Combination and other matters (the “Special Meeting”) and is not intended to provide the basis for any investment decision or any other decision In respect of such matters. dMY’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with dMY’s solicitation of proxies for the Special Meeting because the proxy statement will contain important information about the Business Combination. When available, the definitive proxy statement will be mailed to dMY stockholders as of a record date to be established for voting on the Business Combination and the other matters to be voted upon at the Special Meeting. dMY’s stockholders will also be able to obtain copies of the proxy statement, without charge once available, at the SEC's website at www.sec.gov or by directing a request to dMY’s secretary at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. Participants in the Solicitation dMY and its directors and officers may be deemed participants in the solicitation of proxies of dMY stockholders in connection with the Business Combination. dMY’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of dMY in the Registration Statement on Form S-1, which was filed by dMY with the SEC on January 31, 2020 and is available at the SEC’s website at www.sec.gov or by directing a request to dMY’s secretary at the address above. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to dMY stockholders in connection with the Business Combination and other matters to be voted upon at the Special Meeting will be set forth in the proxy statement for the Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the proxy statement that the dMY intends to file with the SEC.

1. See footnote 1 on pg. 12 2. Subject to redemption 3. Includes $150m value in RSI earnout shares but does not include $57.5m value in Sponsor promote shares; 4. Sponsor may forfeit up to 1,205,937 Sponsor promote shares if aggregate available cash raised through the fifth day after closing is less than $245m, decreasing in a linear fashion down to $160m (i.e. all shares at risk will be forfeited if aggregate available cash is $160m and zero shares will be forfeited if aggregate available cash is $245m) 5. RSI earnout of 15.0m shares and Sponsor earnout of 1,212,813 shares can be earned upon achievement of certain triggering events which are based upon a combination of 2021 Revenue targets and PubCo VWAP targets 6. Balance as of 3/31/2020 7. Assumes no redemptions of DMYT public shares Transaction Structure Transaction Overview RSI is a leading online gaming company with number one market share in online casino in the United States1 as well as a top online sports betting offering dMY Technology Group, Inc. (DMYT) is a publicly traded special purpose acquisition company with $230 million in cash held in trust6 DMYT will combine with RSI in an Up-C structure DMYT has obtained commitments for a $160 million PIPE at $10.00 per share of common stock to facilitate the combination with RSI Sources and Uses ($m)7 Pro Forma Ownership7 Sources   Uses   SPAC Cash in Trust2 $2306 Cash to Balance Sheet $235 PIPE Investment $160 Cash to RSI Shareholders $125 RSI Rollover Equity $1,625 RSI Rollover Equity $1,6255 Sponsor Shares $58 Sponsor Shares $584,5     Transaction Costs $30   $2,073   $2,073

RSI Management Team NEIL BLUHM Chairman & Co-Founder Co-founder of Rush Street Gaming and RSI Prominent long track record of developing world-class real estate and casinos Co-founded Walton Street Capital and JMB Realty, two real estate firms Co-Chairman of successful REIT listed on NYSE (Urban Shopping Centers, Inc.) Previous Experience greg carlin CEO & Co-Founder Co-founder of Rush Street Gaming and RSI 20+ years of casino development and operating experience American Gaming Association (AGA) Board and executive committee member Former investment banker at Lazard Freres and Bankers Trust Richard Schwartz President & Co-Founder A leader and innovator in the gaming industry for over 15 years Started the interactive business for WMS Industries (now Scientific Games) focusing on casino gaming Previously, an executive at Telecom Italia Lab US Former IP Attorney in Silicon Valley Mattias Stetz COO Extensive experience in marketing, sports betting operations, and media content creation for the sports betting vertical Former executive at Kindred Group, including Chief Commercial Officer Shaped Kindred Group’s long-term strategy and oversaw day-to-day Sports Marketing and Operations Einar Roosileht CIO Oversees RSI’s Product, Engineering, and IT / Communications teams and RSI's European teams Former Head Architect at Playtech Estonia, with a particular focus on developing scalable systems Co-founder of Oryx Gaming, an iGaming platform provider

RSI Investment Highlights

1. #1 in US online casino market (May 2020)[1]
2. Accelerated growth profile and what we believe to be a pandemic-resistant business model
3. Proven ability to enter large and rapidly expanding markets
4. Proprietary tech platform allows development velocity and iteration
5. Capital efficient business model: B2C, B2B2C and F2P model
6. C-Suite team has 100+ collective years experience in the online and offline gaming industry
7. Strong growth catalysts: geographic expansion, product diversification, leading KPIs, digital user acquisition and tuck in acquisitions
8. Management believe that RSI possesses sustainable competitive advantages

6

1. See footnote 1 on pg. 12

Rush Street Interactive: Company Snapshot Founded in 2012 Launched first online casino in NJ in Sep. 2016 Currently operating in NJ, PA, IN, IL, NY, CO and Colombia Developed a proprietary technology stack offering online casino and sports betting Current team of ~165 employees with a highly experienced management team History and Operations RSI’s Diverse Brands NJ, PA (Sports & Casino) Colombia (Sports & Casino) PA (Sports and Casino) NY, IN, IL, CO (Sports)

Note: RSI Management estimates, Includes B2B2C retail royalty income 1. ‘Other’ includes net revenue from Casino 4 Fun and all of RSI’s other current and, for 2020 and 2021, anticipated future territories 2. RSI Internal Non-GAAP EBITDA calculated as net income plus depreciation and amortization. See “Reconciliation of Non-GAAP Measures” on slide 36 of the Appendix 2018A – 2021E Financial Performance $226m $320m EBITDA2 Consolidated Revenue & EBITDA, 2018A – 2021E ($7.9m) ($9.4m) $9m $4m 1

Source: 1. GNOG June 2020 Investor Presentation 2. RSI Management estimates 3. As per CapitalIQ and Bloomberg July 17, 2020 4. Cash Flow refers to 2022E EBITDA 5. Does not include $57.5m of sponsor shares 6. As at close July 17, 2020 7. Represents Landcadia II Holdings stock plus attached warrant 8. IBES Estimates 9. Refers to the date that each SPAC began trading (DraftKings: 24 April 2020, GAN: 4 May 2020, Golden Nugget: 6 June 2020 10. DraftKings Jan. 2020 Investor Presentation 11. CapitalIQ as at 26 July 2020 Comparable Company Benchmarking TEV / 2021E Revenue 17.5x3,8 14.6x3 8.9x1 5.4x2 2021E Revenue ($m) $7148 $491 $1221 $3202 ’19A-’24E Revenue CAGR 35%10,11 17%1 36%1 65%2 Cash Flow4 Negative Positive Positive Positive Total Enterprise Value ($m) $12,4763 $7153 $1,0823,7 $1,7255 Stock Price Return Since Launch9 254%6 88%6 51%6,7 NA DraftKings GAN Golden Nugget Online Gaming

Business Model

	B2C	B2B2C
Operating Model	• Provide sports betting and online casino using proprietary platform • RSI has control over customer retention, marketing and bonusing • Pay a % NGR fee to the license holder in exchange for market access (typically a land-based casino) • All B2C operations are under RSI brands • RSI expects to be a B2C operator in new markets going forward	• RSI typically does not pay upfront operator license fees or bear any marketing expenses – working capital efficient • Provide an omni-channel platform for land-based casinos • Receive a royalty based off NGR • RSI typically uses a co-brand to leverage land-based brand's local awareness and trust and RSI brand's reputation for quality • RSI's proven B2B capabilities are expected to enable it to compete for B2G[2] deals (online lottery RFPs) as well as obtain access to certain markets where B2C may not be desirable or viable
States / Countries[1]	NJ IA MI NY IN CO	PA IL

10

1. Only considers online operations and includes states where contracts have been agreed or are currently being negotiated 2. Business to Government

#1 in US Online Casino Market (May 2020)

The #1 Online Casino Company in the US

US Online Casino Market Share and Gross Revenue, May 2020[1]



US Market Share, May 2020[1]
Gross Revenue, May 2020[1]
BETRIVERS.COM SPORTSBOOK • CASINO
SUGAR HOUSE
RUSH STREET INTERACTIVE
16.7%
$23.0m
FanDuel/Betfair a
15.7%
$21.5m
BetMGM/Borgata b
10.3%
$14.1m
DraftKings a
10.0%
$13.7m
Golden Nugget Online Gaming b
7.4%
$10.2m
Caesars Entertainment a
4.6%
$6.3m

US Online Casino Market is projected to be $20bn, assuming all US states authorize online casino[3]

By comparison – US Online Sports Betting Market is projected to be $13bn, assuming all US states authorize online sports betting[3]

RSI US Online Casino YTD GGR: >$100m[2]

Sources: Eilers and Krejcik, PGCB, NJ DGE, RSI Mgmt. estimates 1. Market share calculated using publicly available sources; nationwide market excludes Delaware. FanDuel/Betfair excludes Pokerstars due to merger with The Stars Group; NJ DGE does not break down GGR per skin, NJ % shares are based on May-20 Eilers and Krejcik % estimates of skin revenue contributions by operator. PA % share are based on PGCB data a. Live in New Jersey and Pennsylvania b. Live in New Jersey only 2. Actuals through July 4, 2020. 3. Based on Eilers & Krejcik and RSI internal estimates, assuming all states have regulated and reached a steady-state size

12

Clear US iGaming Leader US Online Casino Market Share1 16.7% 10.0% 7.4% Brand Focus #1 in casino plus strong sports offering1 Sports focused with cross-sell to casino Casino focused Combined Population of Live Online Gaming Markets US: 47m people Global: 96m people2 US: 47m people US: 9m people International Online Gaming Owns Casino Tech Platform Social Gaming Monthly ARPU3 >$6004,8 $415 $6246 Player LTV7 >$5,0004 N/A $5,0006 Demographic Appeal 1. See previous slide 2. Includes Colombia 3. ARPU equivalent to DraftKings ARPMUP metric (revenue for a reporting period, divided by the average number of unique payers for the same period) – Includes both online sports betting and online casino 4. RSI Management estimates, L3M through end June 2020 5. DraftKings Q1 2020 Report 6. GNOG June 2020 Investor Presentation 7. 36 month NJ player LTV 8. RSI ARPU = RSI Monthly GGR / RSI Monthly Active Users ü û ü û ü û û ü DraftKings Golden Nugget Online Gaming ü

Large & Rapidly Expanding Addressable Market

Large US Online Opportunity for RSI

- RSI operates in 97% of target US markets, by population, where online sports and/or online casino is legal[1]
- RSI is one of a limited number of operators that has market access to NY, PA and IL

Today


NJ
CO
IN
PA
IL

Combined Market Size[2]

~$5.0bn

Market Access Agreements in Process


NY
MI
IA
VA

Combined Market Size[2]

~$4.5bn

Future Opportunity



Estimated US Market Size[3]

~$33bn

15

Source: Eilers & Krejcik, RSI Internal Estimates 1. Excludes markets run by lotteries or monopoly markets or where remote sign-ups are not permitted 2. Represents sum of estimated market sizes in box above 3. Total estimated US market size (online sportsbetting and online casino) based on Eilers & Krejcik and RSI internal estimates assuming all states authorize as of June 2020

Source: Eilers & Krejcik, RSI Management estimates Note: MS = Market Share; Market share data based on GGR and as of May 2020 unless stated 1. Pre-Covid, Jan-20 A First Mover in Key US & LATAM Gaming Markets IL 1st to launch a retail sportsbook #1 Retail Sportsbook (40% MS)1 Ready to launch online as soon as regulated IL 1st to launch an online sportsbook CO 1st to launch an online sportsbook IN 1st to launch an online sportsbook PA 1st to launch online sportsbook #1 Retail Sportsbook (39% MS)1 #1 Online Casino (31% MS) #1 Online Slots (39% MS) #2 Online Sportsbook (14% MS) RSI First to Launch Online Gaming RSI First to Launch Retail Sports Betting NY 1st to launch a retail sportsbook Well Positioned in LATAM Leading Operator in Colombia

Proprietary Tech Platform

Proprietary iGaming Platform Provides flexibility, rapid feature creation / integration Offers marketing and promotional tools Feature rich User Experience 3rd Party iGaming Platform Online Front End Business Intelligence Marketing Customer Service Casino Social Sports Casino and Sportsbook Content RSI

Leading Sportsbook Product Proprietary jackpot parlay feature Recently upgraded our sports betting UI / UX New iOS app (expected 2H 2020) Premier in-game offering and live event streaming

Source: RSI Management estimates Note: FTD = First Time Depositor 1. L6M Average 2. Eilers & Krejcik 3. Refers to states that are soon to legalize online sports betting and / or online casino Strategic Social Casino Offering Social Casino Registrations Live States Soon-To-Be-Regulated States3 Build up state database RMG FTDs at low CPAs Profitable Players RMG FTDs at low CPAs Faster ramp-up Social Casino Revenue, Jan-18 to Jun-20 10.1x Same platform as real money gaming (RMG) platform offering an authentic online casino experience Social casino players are converted to RMG at very low CPAs Consistent revenue growth with ARPDAU of $1.021 Large potential opportunity to attain a larger share of the $6bn2 social casino market Convert to RMG Convert to RMG once state regulates

Efficient Business Model

Source: RSI Management estimates Online Casino has more Well-Rounded Demographics and Stronger Economics than Sports Betting… Better Monetization Average Time Spent Demographics Online Sports Betting Online Casino Sports Betting Casino RSI ARPU, Q1 2020 RSI monthly minutes per active user, Q1 2020 RSI gender split, Q1 2020 RSI avg. age per active, Q1 2020 The average online casino customer generate 3x more revenue than the average online sports bettor per month. Online casino customers are split equally between male and female but are typically older than online sports bettors On the other hand, online sports betting is almost entirely dominated by male customers Casino Sports Betting Online casino customers spend 1.7x more time active each month compared to online sports bettors

Source: RSI Management estimates, all cohorts (a cohort represents all players that signed up in a particular month) since Jan-17 Note: LTV = Lifetime Value (Cohort total cumulative GGR); CAC = Customer Acquisition Cost 1. Cumulative GGR over period / advertising spend 2. GNOG June 2020 Investor Presentation Strong Return on Marketing Spend RSI New Jersey LTV / CAC1, by period On average, all RSI cohorts since Jan-17 have paid back in their 5th month RSI Year 1 LTV/CAC of 2.7x is 23% higher than Golden Nugget Year 1 return on ad spend2 More recent cohorts have been paying back in under 3 months

Financial Highlights

Source: RSI Management estimates 1. Record for RSI Recent Performance Online casino has excelled during the first 2 quarters and is expected to continue being a strong performer for the remainder of 2020 Despite focusing on top-line growth, RSI has been profitable YTD RSI Consolidated Handle & GGR, Q3 2019 – Q2 2020 RSI has generated record levels of handle and GGR during the first 2 quarters of 20201 Quarterly Growth Rate Quarterly Growth Rate

1. Based on Eilers & Krejcik assuming all states have online casino / sports betting and internal RSI forecasts 2. RSI Internal Forecast % market share in all legalized US states 3. RSI Internal Forecast % of US states with legalized Online Casino and Online Sports Betting Potential US Online Sports Betting and Online Casino Revenue Opportunity US Online Sports Betting $13bn 60% 6% – 10% $500 – $800m US Online Casino $20bn 40% 12% - 18% $1,000 - $1,500m $1.5 – $2.3bn US Market Size at full penetration1 Potential % Penetration2 RSI Expected Market Share3 Potential Online GGR Opportunity for RSI

Source: RSI Management estimates 1. Assumes a steady state weighted average EBITDA margin range of 24.5% – 27.5% based on the ratio of B2C & B2B2C revenue Long Term Financial Objectives RSI Consolidated Long Term Financial Targets 1 Applying a fully stabilized EBITDA margin to long-term targets represents an attractive return profile Steady State EBITDA1

Going Public Expected to Provide Capital That Can Accelerate RSI’s Growth Plan RSI Key Growth Drivers Supported by Transaction Proceeds Launch New Markets (Domestic and International) Product Development Tuck In Acquisitions Scaling Operations and Marketing Budget

dMY Overview

dMY Management Team Harry You dMY Chairman Director of Broadcom Former President, CFO and Co-Founder of GTY, largest tech SPAC at time of IPO Former EVP, Office of Chairman of EMC Former CEO of Bearing Point Former CFO of Oracle and Accenture Niccolo De Masi dMY CEO Mobile pioneer – Software & Hardware Chairman & Former CEO of Glu Mobile Former CEO of Monstermob Former CEO of Hands-On Mobile Former President of Essential Former Director of Resideo Former Director of Xura Experience Expertise Free-to-Play & Digital Gaming Acceleration Distribution & Advertising Retention Conversion UA Social features Native app gameplay Scaling digital engine Bolt-on acquisitions 21 tribal relationships from GTY $600bn of M&A transaction experience Executive Board Member Experience Public Markets Experience 2x $100bn+ market cap. public company CFO experience $100bn+ market cap. public company Audit Chair experience Amazon Google Apple Snap T-Mobile AT&T Verizon Facebook Walmart

Complementary Expertise Will Provide Accelerated Growth & Greater Opportunity for RSI Focus Area Timeline Expertise Unified internal tech platform delivering faster iteration cycles at lower cost Now Market access advantages over competitors Now Secure & compliant tech stack – vetted domestically & internationally Now Social casino best practices provides RSI with top of funnel advantage Now Deep understanding of social mechanics (retention and monetization) Future Opportunity Deep understanding of cohort monetization & marketing with a potential AI opportunity Future Opportunity Scaled digital gaming expertise to deliver millions of active users across the US and internationally Future Opportunity Increase highly profitable and efficient marketing spend to acquire new players and increase market share Future Opportunity Public company operating systems and requirements Future Opportunity Inorganic expansion as a proven operating model in the public markets Future Opportunity

Appendix

Accelerated Growth Profile and a Pandemic-Resistant Business Model RSI Consolidated Online Revenue, Jan-19 to Jun-201 1.86x RSI Global Online Casino & Sports Revenue, 2020 YTD1 COVID-19 COVID-19 Source: RSI Management estimates 1. Excludes retail sports revenue

1. The financial statements presented herein have not been audited and are derived from RSI internal records maintained primarily on a cash basis for tax reporting. The financials statements presented herein have not been audited and the financial statements once audited may have certain adjustments to the information presented herein 2. The categories and classifications presented herein have been determined solely by RSI and have not been audited. Such categories and classifications may be differently reflected in any audited financial statements 3. The information presented herein is subject to and qualified by the provisions set forth in the “Disclaimer” section of the investor presentation Financial Statements – Balance Sheet Rush Street Interactive, LP Unaudited Balance Sheet Tax Basis ($’000s) Consolidated As at 12/31/2019 Consolidated As at 3/31/2020 Assets Current Assets Cash $ 6,206 $ 5,078 Restricted Cash 4,233 3,810 Accounts Receivable 4,428 6,415 Other Current Assets 7,288 7,367 Total Current Assets $ 22,155 $ 22,670 Long-Term Assets License, net $ 2,174 $ 2,310 Equipment, net 582 1,029 Total long-term assets $ 2,756 $ 3,339 Total Assets $ 24,911 $ 26,009 Liabilities Current Liabilities Accounts Payable $ 3,875 $ 941 Accrued Expenses 6,769 9,357 Accrued Player Liability 3,606 2,728 Other Current Liabilities 3,331 2,437 Total Current Liabilities $ 17,581 $ 15,463 Intercompany liabilities Due to affiliates $ 2,980 $ 4,084 Total intercompany liabilities $ 2,980 $ 4,084 TOTAL LIABILITIES $ 20,561 $ 19,547 TOTAL MEMBERS’ EQUITY / (DEFICIT) $ 4,350 $ 6,462 TOTAL LIABILITIES AND MEMBERS’ EQUITY $ 24,911 $ 26,009

Financial Statements – Income Statement 1. The financial statements presented herein have not been audited and are derived from RSI internal records maintained primarily on a cash basis for tax reporting. The financials statements presented herein have not been audited and the financial statements once audited may have certain adjustments to the information presented herein 2. The categories and classifications presented herein have been determined solely by RSI and have not been audited. Such categories and classifications may be differently reflected in any audited financial statements 3. The information presented herein is subject to and qualified by the provisions set forth in the “Disclaimer” section of the investor presentation Rush Street Interactive, LP Unaudited Income Statement Tax Basis ($’000s) Actual 12 Months Ended December 2019 Actual 3 Months Ended March 2020 Revenue Online Wagering $ 60,941 $ 35,813 Retail Commissions 946 205 Other 1,367 485 Total Revenue $ 63,254 $ 36,503 Operating Expenses Operating Costs & Expenses Costs of online wagering $ 29,434 $ 22,344 Advertising and promotions 30,005 8,415 General administration and other 13,253 3,596 Total Operating Expenses $ 72,692 $ 34,355 EBITDA $ (9,438) $2,148 Depreciation and amortization 1,060 229 Net Income $ (10,498) $ 1,919

Note: The financial statements presented herein have not been audited and are derived from RSI internal records maintained primarily on a cash basis for tax reporting. The financials statements presented herein have not been audited and the financial statements once audited may have certain adjustments to the information presented herein. The information presented herein is subject to and qualified by the provisions set forth in the “Disclaimer” section of the investor presentation Reconciliation of Non-GAAP Measures Rush Street Interactive, LP ($’000s) Actual 12 Months Ended December 2018 Actual 12 Months Ended December 2019 Actual 3 Months Ended March 2020 EBITDA Reconciliation Net Income $ (8,565) $ (10,498) $ 1,919 (+) Depreciation & Amortization $ 637 $ 1,060 $ 229 EBITDA (Unaudited) $ (7,928) $ (9,438) $ 2,148

Glossary of Terms Term Definition Handle Gross dollar value of cash bets made on the platform GGR Gross Gaming Revenue; Gross dollar value of cash bets less payouts NGR Net gaming revenue; GGR less promotional bets less gaming taxes and duties ARPU Average revenue per user; Monthly GGR / Monthly Active Players ARPDAU Average revenue per daily active user; Social casino daily gross revenue / Daily actives FTD First Time Depositor LTV Lifetime value; Total GGR generated over a player’s lifetime CAC Customer acquisition cost; Monthly marketing spend / Monthly FTDs